EQUITY	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY	NOTE 11: EQUITY
11.1 Share details
On May 14, 2020 and May 18, 2020, the Company completed an offering of common shares, without nominal value for 750 at a price of $9.27 per share. A Mittal family trust participated in the offerings by contributing an amount of 100 for the shares.
Following the offering of common shares described above with net proceeds of 740 (net of transaction costs of 10), on May 14, 2020, the Company issued 80,906,149 fully paid up shares. The Company allocated 29 to share capital, which increased from 364 at December 31, 2019 to 393 at December 31, 2020 and the remainder of 711 to additional paid-in-capital.
Under the terms of the offerings, there is a 180-day lock-up period for the Company on issuances or sales of shares and securities exchangeable for or convertible into shares, subject to customary exceptions.
The Company’s shares consist of the following:

	December 31, 2018	Movement in year	December 31, 2019	Movement in year	December 31, 2020
Issued shares	1,021,903,623	—	1,021,903,623	80,906,149	1,102,809,772
Treasury shares	(8,335,365)	(1,488,837)	(9,824,202)	(12,251,157)	(22,075,359)
Total outstanding shares	1,013,568,258	(1,488,837)	1,012,079,421	68,654,992	1,080,734,413
The number of issued shares were 1,021,903,623 at December 31, 2018 and 2019, and 1,102,809,772 at December 31, 2020.
Authorized shares
At the Extraordinary General Meeting of shareholders held on May 16, 2018, the shareholders approved the change of currency of the Company's share capital from euro to U.S. dollar. Following this approval, the authorized share capital amounted to 411 represented by 1,151,576,921 ordinary shares without nominal value. As a result of this change, the issued share capital amounted to 364 as of December 31, 2018, based on the exchange rate published by the European Central Bank on May 15, 2018. The difference was transferred to additional paid-in capital. There was no change in the aggregate number of shares issued and fully paid up which continued to amount to 1,021,903,623.
On June 13, 2020, at the Extraordinary General Meeting of shareholders, the shareholders approved an increase of the authorized share capital by 74. As a result, the authorized share capital increased from 411 represented by 1,151,576,921 ordinary shares without nominal value as of December 31, 2019 to 485 represented by 1,361,418,599 ordinary shares without nominal value as of December 31, 2020.
Share buyback
On March 26, 2018, ArcelorMittal completed a share buyback program under the authorization given at the annual general meeting of shareholders held on May 5, 2015. ArcelorMittal repurchased 7 million shares for a total value of €184 million (226) at an average price per share of €26.34 (equivalent to $32.36).
On February 15, 2019, ArcelorMittal completed a share buyback program and repurchased 4 million shares for a total value of €80 million (90) at an average price per share of €19.89 (equivalent to $22.42).
On October 30, 2020, the Company completed a share buyback program in connection with the announced sale of 100% of the shares of ArcelorMittal USA. ArcelorMittal repurchased 35,636,253 shares at an average price per share of €11.92 (equivalent to $14.03) for a total value of €425 million (500).
The shares acquired through the buyback program were recognized as treasury shares. On December 15, 2020, ArcelorMittal signed separate, privately negotiated exchange agreements with a limited number of holders of the MCNs for which it delivered 22,653,933 shares out of treasury shares (see note 11.2).
Treasury shares
ArcelorMittal held, indirectly and directly, 22.1 million and 9.8 million treasury shares as of December 31, 2020 and December 31, 2019, respectively.
11.2 Equity instruments and hybrid instruments
Mandatory convertible bonds
On December 28, 2009, the Company issued through Hera Ermac, a wholly-owned subsidiary, 750 unsecured and unsubordinated bonds mandatorily convertible into preferred shares of such subsidiary. The bonds were placed privately with a Luxembourg affiliate of Crédit Agricole (formerly Calyon) and are not listed. The Company has the option to call the mandatory convertible bonds until 10 business days before the maturity date. Hera Ermac invested the proceeds of the bonds issuance and an equity contribution by the Company in notes issued by subsidiaries of the Company linked to the values of shares of Erdemir and China Oriental. On April 20, 2011, the Company signed an agreement for an extension of the conversion date of the mandatory convertible bonds to January 31, 2013. On September 27, 2011, the Company increased the mandatory convertible bonds from 750 to 1,000. The Company has extended the conversion date for the mandatory convertible bonds from time to time with the latest extension on December 22, 2020 (resulting in the extinguishment and recognition of a new compound instrument) to January 31, 2024.
On March 29, 2019 and December 18, 2019, the Company repaid notes issued by subsidiaries which were linked to the value of the shares of Erdemir. As of December 31, 2020, the remaining notes were linked to the value of the shares of China Oriental (see note 6.1.5).
On December 22, 2020, as described above the maturity of the mandatory convertible bonds was extended from January 29, 2021 to January 31, 2024. The other main features of the mandatory convertible bonds remained unchanged. The Company determined that this transaction led to the extinguishment of the existing compound instrument and the recognition of a new compound instrument including non-
controlling interests for 869 (net of cumulative tax and fees) and other liabilities for 131. The derecognition of the previous instrument and the recognition at fair value of the new instrument resulted in a 178 expense included in financing costs-net in the consolidated statement of operations and a 53 increase in non-controlling interests.
Mandatorily convertible subordinated notes
On May 18, 2020, following the offering of common shares described in note 11.1, the Company completed an offering of mandatorily convertible subordinated notes (“MCNs”) for 1,250. The MCNs have a three year maturity, were issued at 100% of the principal amount and will be mandatorily converted into common shares of the Company upon maturity unless converted earlier at the option of the holders or ArcelorMittal during the conversion period or upon occurrence of certain defined events.
In all cases, ArcelorMittal may exercise its right to convert early, taking precedent over the other options. In case of an early conversion, ArcelorMittal must deliver shares at the “Maximum Conversion Ratio.” The mandatorily convertible notes pay a coupon of 5.50% per annum, payable quarterly in arrears. The minimum conversion price of the mandatorily convertible notes is equal to $9.27, corresponding to the offering price of the shares as described above, and the maximum conversion price is 117.5% of the minimum conversion price or $10.89, subject to certain adjustments. ArcelorMittal intends to use the net proceeds from the offerings for general corporate purposes, to deleverage and to enhance liquidity, thereby building additional resilience going forward in what remains an uncertain environment.
A Mittal family trust participated in the offerings by contributing an amount of 100 for the MCNs.
The Company determined that the MCNs are a hybrid instrument including an equity component and a debt component. The Company assessed whether there is actual economic or other business reasons that it would exercise its option to convert prior to maturity, whether the MCNs would have been priced differently if the early settlement option had not been included in the contractual terms and other factors such as the term of the instrument, the width of the range between the cap and the floor, ArcelorMittal’s share price and the volatility of the share price as important criterion in this conclusion. The early conversion right has economic substance with respect to maintaining the current credit rating if early conversion can help in preventing a rating downgrade. In this event, future savings of credit interest is expected to be more than the cost of early conversion. The debt component of 190 (net of transaction costs of 2) at issuance corresponded to the net present value of the future interest payments and is included in accrued expenses and other liabilities and other long-term obligations. The remaining amount of 1,047 (net of transaction costs of 11) was the equity instrument.
On December 15, 2020, ArcelorMittal signed separate, privately negotiated exchange agreements with a limited number of holders of the MCNs exchanging 247 in aggregate principal amount of MCNs for an aggregate of 22,653,933 treasury shares at the minimum conversion ratio plus 25 paid in cash (including accrued interest on the exchanged MCNs up to, but excluding, the settlement date). The Company allocated the share consideration to the debt (30) and equity (207) components consistent with the original allocation using net present value of the future interest payments at the date of exchange. As of December 31, 2020 and following the exchange, the debt and equity components were 123 and 840 (presented separately in the statements of changes in equity), net of transaction fees respectively.
11.3 Earnings per common share
Basic earnings per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed by dividing income (loss) available to equity holders by the weighted average number of common shares plus potential common shares from share unit plans and outstanding stock options whenever the conversion results in a dilutive effect.
The following table provides the numerators and a reconciliation of the denominators used in calculating basic and diluted earnings per common share for the years ended December 31, 2020, 2019 and 2018.

	Year ended December 31,
	2020	2019	2018
Net (loss) / income attributable to equity holders of the parent	(733)	(2,454)	5,149
Weighted average common shares outstanding (in millions) for the purposes of basic earnings per share	1,140	1,013	1,015
Incremental shares from assumed conversion of restricted share units and performance share units (in millions)	—	—	6
Weighted average common shares outstanding (in millions) for the purposes of diluted earnings per share	1,140	1,013	1,021
For the purpose of calculating earnings per common share, diluted weighted average common shares outstanding excludes 9 million and 7 million potential common shares from share unit plans for the year ended December 31, 2020 and 2019, respectively; and 1 million and 2 million potential common shares from stock options outstanding for the years ended December 31, 2019 and 2018, respectively, because such share unit plans and stock options are anti-dilutive.
11.4 Dividends
Calculations to determine the amounts available for dividends are based on ArcelorMittal’s financial statements (“ArcelorMittal
S.A.”) which are prepared in accordance with IFRS, as endorsed by the European Union. ArcelorMittal S.A. has no significant manufacturing operations of its own and generates its profit mostly from financing activities and the management fees/industrial franchise agreements with Group Companies. Accordingly, it can only pay dividends or distributions to the extent it is entitled to receive cash dividend distributions from its subsidiaries’ recognized gains, profit generated by its own activities, from the sale of its assets or share premiums from the issuance of common shares. Dividends are declared in U.S. dollars and are payable in either U.S. dollars or in euros.

Description	Approved by	Dividend per share (in $)	Payout date	Total (in millions of $)
Dividend for financial year 2017	Annual general shareholders’ meeting on May 9, 2018	0.10	June 13, 2018	101
Dividend for financial year 2018	Annual general shareholders’ meeting on May 7, 2019	0.20	June 13, 2019	203
Dividend for financial year 2019	Annual general shareholders’ meeting on June 13, 2020	—	—	—
On June 13, 2020, at the annual general meeting of shareholders, the shareholders approved, as determined by the Board of Directors, that due to impact of the COVID-19 pandemic that it was both appropriate and prudent to suspend dividend payments until such a time as the operating environment normalizes.
On February 11, 2021, the Board proposed to restart the base dividend to shareholders at $0.30 per share (in respect of 2020)
which will be proposed to the shareholders at the annual general meeting of shareholders' in May 2021. It also proposed to return 570 of capital to shareholders through a share buyback program in 2021. This is in addition to the 650 share buyback which commenced on February 15, 2021 to return the proceeds of the partial sale of the Company's shares held in Cleveland-Cliffs as described in note 2.5. The share buyback program was completed on March 3, 2021 with 27,113,321 million shares repurchased (9,852,980 of which were repurchased from the Significant Shareholder for purposes of maintaining its voting rights for €195 (236)) for a total value of approximately €537 (650) at an approximate average price per share of €19.79.
On March 4, 2021, ArcelorMittal commenced the second share buyback program for an aggregate amount of 570, in-line with the Company’s new capital returns policy. This share buyback program will be completed by December 31, 2021. 11.5 Non-controlling interests
11.5.1 Non-wholly owned subsidiaries that have material non-controlling interests
The tables below provide a list of the subsidiaries which include significant non-controlling interests at December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

Name of Subsidiary	Country of incorporation and operation	% of non-controlling interests and non- controlling voting rights at December 31, 2020	% of non-controlling interests and non- controlling voting rights at December 31, 2019	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2020	Non-controlling interests at December 31, 2020	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2019	Non-controlling interests at December 31, 2019	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2018
AMSA	South Africa	30.78%	30.78%	(34)	24	(98)	74	29
Sonasid[1]	Morocco	67.57%	67.57%	—	114	—	103	2
ArcelorMittal Kryvyi Rih	Ukraine	4.87%	4.87%	(1)	151	(5)	185	15
Belgo Bekaert Arames ("BBA")	Brazil	45.00%	45.00%	33	116	28	141	28
Hera Ermac[2]	Luxembourg	—	—	—	855	—	801	—
AMMC	Canada	15.00%	15.00%	127	466	114	486	91
Arceo	Belgium	62.86%	62.86%	2	167	3	154	4
ArcelorMittal Liberia Ltd	Liberia	15.00%	15.00%	28	(222)	18	(250)	(2)
Other				—	286	3	268	14
Total				155	1,957	63	1,962	181
1.Sonasid - ArcelorMittal holds a controlling stake of 50% in Nouvelles Sidérurgies Industrielles. ArcelorMittal controls Nouvelles Sidérurgies Industrielles on the basis of a shareholders’ agreement which includes deadlock arrangements in favor of the Company. Nouvelles Sidérurgies Industrielles holds a 64.86% stake in Sonasid. The total non-controlling interests in Sonasid of 67.57% are the result of ArcelorMittal’s indirect ownership percentage in Sonasid of 32.43% through its controlling stake in Nouvelles Sidérurgies Industrielles.
2.Hera Ermac - The non-controlling interests correspond to the equity component net of transaction fees of the mandatory convertible bonds maturing on January 31, 2024 (see note 11.2).

The tables below provide summarized statements of financial position for the above-mentioned subsidiaries as of December 31, 2020 and 2019 and summarized statements of operations and summarized statements of cash flows for the years ended December 31, 2020, 2019 and 2018.

	December 31, 2020
Summarized statements of financial position	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Current assets	853	214	1,050	200	694	1,566	182	153
Non-current assets	572	114	2,871	112	1,044	2,987	89	150
Total assets	1,425	328	3,921	312	1,738	4,553	271	303
Current liabilities	875	115	619	93	54	515	—	1,583
Non-current liabilities	471	48	354	9	113	633	—	55
Net assets	79	165	2,948	210	1,571	3,405	271	(1,335)

	December 31, 2020
Summarized statements of operations	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Revenue	1,526	324	2,348	650	—	2,746	—	361
Net income (loss)	(110)	(1)	17	75	(208)	849	4	192
Total comprehensive income (loss)	(138)	3	14	79	(208)	747	4	192

	December 31, 2020
Summarized statements of cash flows	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Net cash provided by / (used in) operating activities	30	39	697	86	(209)	922	8	223
Net cash provided by / (used in) investing activities	(13)	(5)	(212)	(12)	208	(137)	20	(19)
Net cash provided by / (used in) financing activities	77	(1)	(485)	(65)	1	(870)	(6)	(204)
Impact of currency movements on cash	19	6	(11)	(2)	—	—	5	—
Cash and cash equivalents:
At the beginning of the year	60	53	42	13	—	210	46	1
At the end of the year	173	92	31	20	—	125	73	1
Dividend to non-controlling interests				(27)		(126)	(3)

	December 31, 2019
Summarized statements of financial position	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Current assets	997	188	1,557	225	905	1,434	129	155
Non-current assets	618	102	3,530	148	1,193	3,083	122	123
Total assets	1,615	290	5,087	373	2,098	4,517	251	278
Current liabilities	907	101	1,130	98	298	457	1	1,739
Non-current liabilities	468	39	446	14	76	591	1	46
Net assets	240	150	3,511	261	1,724	3,469	249	(1,507)

	December 31, 2019
Summarized statements of operations	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Revenue	2,864	366	2,420	761	—	2,655	—	257
Net income (loss)	(319)	(1)	(100)	63	144	766	5	115
Total comprehensive income (loss)	(312)	—	(141)	64	144	761	5	115

	December 31, 2019
Summarized statements of cash flows	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Net cash provided by / (used in) operating activities	(35)	9	163	76	857	1,045	9	84
Net cash provided by / (used in) investing activities	(79)	(5)	(270)	(12)	(114)	(332)	17	(18)
Net cash provided by / (used in) financing activities	97	(6)	68	(62)	(743)	(683)	(7)	(65)
Impact of currency movements on cash	5	—	8	—	—	—	—	—
Cash and cash equivalents:
At the beginning of the year	72	55	73	11	—	180	27	—
At the end of the year	60	53	42	13	—	210	46	1
Dividend to non-controlling interests	—	(4)	—	(18)	—	(102)	(5)	—

	December 31, 2018
Summarized statements of operations	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Revenue	3,440	396	2,497	771	—	2,396	—	132
Net income (loss)	95	4	340	59	(555)	636	6	(12)
Total comprehensive income (loss)	(40)	5	331	62	(555)	642	6	(12)

	December 31, 2018
Summarized statements of cash flows	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMC	Arceo	AM Liberia
Net cash provided by / (used in) operating activities	69	22	313	47	38	735	10	(18)
Net cash provided by / (used in) investing activities	132	(5)	(346)	(14)	(38)	(134)	14	(29)
Net cash provided by / (used in) financing activities	(260)	—	50	(27)	—	(579)	(9)	47
Impact of currency movements on cash	(10)	—	(4)	—	—	—	(1)	—
Cash and cash equivalents:
At the beginning of the year	141	38	60	5	—	158	13	—
At the end of the year	72	55	73	11	—	180	27	—
Dividend to non-controlling interests	—	—	—	(18)	—	(87)	(7)	—
11.5.2 Transactions with non-controlling interests
Acquisitions of non-controlling interests, which do not result in a change of control, are accounted for as transactions with owners in their capacity as owners and therefore no goodwill is recognized as a result of such transactions. In such circumstances, the carrying amounts of the controlling and non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to the owners of the parent.
Transactions with non-controlling interests also include the mandatory convertible bonds (see note 11.2).